SUPPLEMENT TO THE CLASS A PROSPECTUS AND SUMMARY PROSPECTUSES OF
WELLS FARGO TARGET DATE RETIREMENT FUNDS
For the Wells Fargo Target 2015 Fund
Wells Fargo Target 2025 Fund
Wells Fargo Target 2035 Fund
Wells Fargo Target 2045 Fund
Wells Fargo Target 2055 Fund
(each a “Fund”, together the “Funds”)

Effective May 1, 2020, the expense cap for Class A of each Fund is being lowered as follows:

The Manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waiver at 0.60% for Class A. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

April 21, 2020	TDR040/P601SP2